ALANCO TECHNOLOGIES, INC.
                       15900 North 78th Street, Suite 101
                            Scottsdale, Arizona 85260
                                 (480) 607-1010





                                 PROXY STATEMENT




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held December 14, 2001


TO THE SHAREHOLDERS OF ALANCO TECHNOLOGIES, INC.


NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Alanco Technologies, Inc., an Arizona corporation ("Alanco" or the "Company"), will be held at the Company's offices, 15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260, on December 14, 2001, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the following Proposal:

(1.)   ELECTION OF DIRECTORS

Holders of the outstanding Common Stock of the Company of record at the close of business on October 26, 2001, will be entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.



BY ORDER OF THE BOARD OF DIRECTORS.





                                                  ADELE L. MACKINTOSH
                                                  SECRETARY




Scottsdale, Arizona
October 26, 2001

                            ALANCO TECHNOLOGIES, INC.
               (Formerly ALANCO ENVIRONMENTAL RESOURCES CORPORATION)
                       15900 North 78th Street, Suite 101
                            Scottsdale, Arizona 85260
                                 (480) 607-1010


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 14, 2001

                               GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Alanco Technologies, Inc., an Arizona corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Company's offices, 15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260, on the 14th day of December, 2001, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before November 14, 2001.

The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

Shares not voting as a result of a proxy not marked or marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting unless such proxies have previously been revoked. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy.)

The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2001, has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                      SHARES OUTSTANDING AND VOTING RIGHTS

Voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on October 26, 2001 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of October 26, 2001, the Company had 8,749,365 shares of Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to elect the Directors and approve each proposal. Cumulative voting in the election of Directors is permitted.

Each shareholder present, either in person or by proxy, will have cumulative voting rights with respect to the election of Directors. Under cumulative voting, each shareholder is entitled to as many votes as is equal to the number of shares of Common Stock of the Company held by the shareholder on the Record Date multiplied by the number of directors to be elected, and such votes may be cast for any single nominee or divided among two or more nominees. The seven nominees, or such fewer number of nominees as may stand for election, receiving the highest number of votes will be elected to the Board of Directors. There are no conditions precedent to the exercise of cumulative voting rights. Unless otherwise instructed in any proxy, the persons named in the form of proxy which accompanies this Proxy Statement (the "Proxy Holders") will vote the proxies received by them for the Company's seven nominees set forth in "Election of Directors" below. If additional persons are nominated for election as directors, the Proxy Holders intend, unless otherwise instructed in any proxy, to vote all proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the Company's nominees as possible, and, in such event, the specific nominees for whom votes will be cast will be determined by the Proxy Holders. If authority to vote for any nominee of the Company is withheld in any proxy, the Proxy Holders intend, unless otherwise instructed in such proxy, to vote the shares represented by such proxy, in their discretion, cumulatively for one or more of the other nominees of the Company.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND OF MANAGEMENT

Current Directors and Officers

The following table sets forth the number of exercisable stock options and the number of shares of the Company's Common Stock beneficially owned as of September 28, 2001, by individual directors and executive officers and by all directors and executive officers of the Company as a group.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

                                             Securities of the Registrant Beneficially Owned(1)
                                             --------------------------------------------------
                                                    Shares                                  Total
                                                     Owned                                Stock and
                                      Number of     Percent   Exercisable      Total       Options
     Name of                            Shares     of Class   Stock Option  Stock Owned   Percent of
 Beneficial Owner        Title (2)      Owned         (6)          (7)      And Options    Class (8)
 ----------------        ---------      ------        ---          ---      -----------    ---------

Robert R. Kauffman (3)  Dir/COB/CEO    805,632       9.23%     1,250,000     2,055,632     20.60%
John A. Carlson         Dir/EVP/CFO    148,958       1.71%       400,000       548,958      6.01%
Harold S. Carpenter     Dir            102,641 (4)   1.18%        80,000       182,641      2.07%
James T. Hecker         Dir             19,393 (5)   0.22%        80,000        99,393      1.13%
Steven P. Oman          Dir             20,000       0.23%        80,000       100,000      1.14%
Thomas C. LaVoy         Dir             91,930       1.05%        60,000       151,930      1.73%
Robert H. Friesen       Dir             70,470       0.81%        40,000       110,470      1.26%

Officers and Directors as a Group    1,259,024      14.42%     1,990,000     3,249,024     30.31%
(7 individuals)

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares that may be acquired upon conversion or exercise of stock options, warrants or convertible securities which are currently exercisable or which become exercisable within 60 days are deemed beneficially owned. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.
(2) Dir is Director; COB is Chairman of the Board; CEO is Chief Executive Officer; EVP is Executive Vice President; CFO is Chief Financial
       Officer.
(3) The address for Mr. Kauffman is: c/o Alanco Technologies, Inc., 15900 N. 78th Street, Scottsdale, AZ 85260.
(4) Excludes 352,632 shares of Common Stock owned by Heartland Systems Co., a company for which Mr. Carpenter serves as an officer. Mr. Carpenter disclaims beneficial ownership of such shares.
(5) Excludes 264,474 shares of Common Stock owned by Rhino Fund LLLP. The fund is controlled by Rhino Capital Incorporated, for which Mr. Hecker serves as Treasurer and General Counsel. Mr. Hecker disclaims beneficial ownership of such shares.
(6) The percentages shown are calculated based upon 8,729,366 shares of common stock outstanding on September 28, 2001.
(7) Represents unexercised stock options issued to named executive officers and directors. All options issued to the executive officers and directors were exercisable at September 28, 2001.
(8) The number and percentages shown include the shares of common stock actually owned as of September 28, 2001 and the shares of common stock that the identified person or group had a right to acquire within 60 days after September 28, 2001. In calculating the percentage of ownership, shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholders.

Meeting and Committees of the Board of Directors

The Board of Directors has a Compensation/Administration Committee, which was formed in 1995 and is composed of independent directors who are not employees of the Company. The Compensation/Administration Committee is comprised of Messrs. Harold Carpenter and James Hecker. The Compensation/Administration Committee recommends to the Board the compensation of executive officers and serves as the Administrative Committee for the Company's Stock Option Plans. The Compensation/Administration Committee met three times during the fiscal year ended June 30, 2001.

The Board of Directors also has an Audit Committee, also formed in 1995. The Audit Committee, comprised of Messrs. Harold Carpenter, James Hecker, and Thomas LaVoy, all of whom have significant business experience and are deemed to be financially knowledgeable, serves as a liaison between the Board and the Company's auditor. The Audit Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance with Company policies. The Audit Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management, and internal audit, various matters related to its internal accounting controls. The Audit Committee is comprised of independent members as defined under the National Association of Securities Dealers listing standards. The Audit Committee met three times during the fiscal year ended June 30, 2001. All meetings held by the Board of Directors' committees were attended by each of the directors serving on such committees.

The Company's Board of Directors held four meetings during the fiscal year ended June 30, 2001, at which time all Directors were present.

All current members of the Board of Directors' committees are expected to be nominated for reelection at a meeting of the Board of Directors following the annual meeting.

Compliance with Section 16(a) of Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the year ended June 30, 2001, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were satisfied.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 2001, 2000 and 1999 to the Company's Chief Executive Officer and the only other executive officer of the Company whose salary and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Executive Officers"). No stock appreciation rights ("SARs") have been granted by the Company to any of the Named Executive Officers during the last three fiscal years.

                                 Annual Compensation            Long Term Compensation
        Name and                                    Other       Securities (# shares)
        Principal            Annual                Annual        Underlying Options
        Position             Salary     Bonus  Compensation (1)  Granted during FY
        ---------            ------     -----  ----------------  -----------------

Robert R. Kauffman, C.E.O.
       FY 2001              $129,000    None      $17,400             200,000
       FY 2000              $111,000    None      $17,400             200,000
       FY 1999               $81,000    None      $14,400           1,200,000
John A. Carlson, C.F.O.
       FY 2001              $119,250    None       $8,980             100,000
       FY 2000              $102,000  $25,000      $7,965             100,000
       FY 1999               $54,400    None       $3,500             300,000

(1) Represents supplemental executive benefit reimbursement for the year and Company matching for Alanco's 401(K) Profit Sharing Plan.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options made during the fiscal year ended June 30, 2001, to each of the Named Executive Officers and/or Directors and to all other employees as a group. No stock appreciation rights ("SARs") have been granted by the Company.

                                INDIVIDUAL GRANTS
                        Number of
                       Securities  % of Total
                       Underlying   Options    Exercise
                        Options   Granted to   Price        Grant    Expiration
   Name                Granted (#) Employees   ($/Sh)        Date        Date
  -----                ---------- -----------  --------     -----    ----------

Robert Kauffman         200,000     14.89%      $2.00      10/18/00    10/17/10
John Carlson            100,000      7.44%      $2.00      10/18/00    10/17/10
Harold Carpenter         20,000      1.49%      $1.50      11/10/00     11/9/10
James Hecker             20,000      1.49%      $1.50      11/10/00     11/9/10
Steven Oman              20,000      1.49%      $1.50      11/10/00     11/9/10
Thomas LaVoy             20,000      1.49%      $1.50      11/10/00     11/9/10
Robert Friesen           20,000      1.49%      $1.50      11/10/00     11/9/10
Other                   943,250     70.22%  $1.15-$2.50    Various        (1)

Total                 1,343,250

(1) These options generally vest over a two-year period from grant date. Options for 225,000 of the 1,343,250 shares will expire five years from the date of grant, 185,000 shares will expire four years from date of grant, and the balance of 933,250 shares will expire ten years from the date of grant.

Unless otherwise noted, options are granted at "grant-date market." During the fiscal year, 642,108 previously granted stock options expired or were cancelled.

Aggregated Options - Exercised in Last Fiscal Year and Option Values at Fiscal Year End

The following table sets forth the number of exercised and unexercised options held by each of the Named Executive Officers and/or Directors at June 30, 2001, and the value of the unexercised, in-the-money options at Fiscal Year End.

                                            Unexercised        Value of
                                             Options at      Unexercised
                    Shares       Value      Fiscal Year      In-The-Money
                 Acquired On   Realized        End            Options (3)
     Name          Exercise     ($) (1)     (Shares) (2)        At FYE
     ----         ---------    -------     ------------        ------

Robert Kauffman     None          $0        1,400,000         $734,000
John Carlson        None          $0          400,000         $119,000
Harold Carpenter    None          $0           60,000           $2,800
James Hecker        None          $0           60,000          $11,000
Steven Oman         None          $0           60,000           $9,400
Thomas LaVoy        None          $0           40,000           $1,400
Robert Friesen      None          $0           20,000               $0

(1) Calculated as the difference between closing price on the date exercised and the exercise price, multiplied by the number of options exercised.
(2) Represents number of securities underlying unexercised options at Fiscal Year End. All options issued to Named Executive Officers and Directors were exercisable at Fiscal Year End.
(3) Calculated as the difference between closing price on June 30, 2001 and the exercise price, for those options with an exercise price less than the closing price, multiplied by the number of applicable options.

Option Grants Subsequent to Fiscal Year End

                     Securities
                     Underlying
                       Options     Date of      Date      Expiration   Option
        Name         Granted (#)    Grant    Exercisable     Date       Price
        ----         -----------   -------   -----------  ----------   ------

Harold Carpenter     20,000  (1)   8/1/01      8/1/01       8/1/11      $1.00
James Hecker         20,000  (1)   8/1/01      8/1/01       8/1/11      $1.00
Steven Oman          20,000  (1)   8/1/01      8/1/01       8/1/11      $1.00
Thomas LaVoy         20,000  (1)   8/1/01      8/1/01       8/1/11      $1.00
Robert Friesen       20,000  (1)   8/1/01      8/1/01       8/1/11      $1.00

(1) Issued pursuant to the 1999 Directors & Officers Stock Option Plan.

Employment Agreements and Executive Compensation

The named Executive Officers are at-will employees without employment agreements.

Compensation of Directors

During Fiscal Year 2001, non-employee Directors were compensated for their services in cash ($750 per meeting per day up to a maximum of $1,500 per meeting) and through the grant of options to acquire shares of Common Stock as provided by the 1996, 1998, 1999, and 2000 Directors and Officers Stock Option Plans (the "Plans") which are described below. All Directors are entitled to receive reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

The 1996 Directors and Officers Stock Option Plan was approved by the Board of Directors on September 9, 1996. Shareholders approved the 1998, 1999, and 2000 Directors and Officers Stock Option Plans on November 6, 1998, November 5, 1999, and November 10, 2000, respectively. The purpose of the 1996, 1998, 1999, and 2000 Directors and Officers Stock Option Plans (the D&O Plans) is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a propriety interest in the Company by the grant of Options to acquire shares of the Company's common stock. All Directors and Executive Officers of the Company are eligible to participate in the 1996, 1998, 1999, and 2000 Plans. Newly appointed Directors receive an option to purchase 20,000 shares of common stock at fair market value. Upon each subsequent anniversary of the election to the Board of Directors, each non-employee Director receives an additional option to purchase 20,000 shares of common stock at fair market value.

Transactions with Management

On April 1, 2000, the Company loaned Robert R. Kauffman, Chief Executive Officer, $47,875 secured by a Promissory Note that bears interest at 7% per annum. During the fiscal year 2002 first quarter, Mr. Kauffman surrendered options for 150,000 shares in full payment of the note and all accrued interest. The value of the options surrendered exceeded the value of the note and accrued interest based on Black-Scholes valuations.

Mr. Steve Oman, a member of the Board of Directors and a nominee, provided legal services to the Company for the fiscal year in the amount of $34,904.

                     AUDIT COMMITTEE REPORT (1)

The Audit Committee of the Board of Directors is currently comprised of three independent directors, and operates under a written charter adopted by the Board (attached as Exhibit A). The members of the Audit Committee are Harold S. Carpenter, James T. Hecker, and Thomas C. LaVoy.

The Audit Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. The Audit Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management, and internal audit, various matters related to its internal accounting controls. During the last fiscal year, there were three meetings of the Audit Committee.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee is responsible for overseeing and monitoring the quality of the Company's accounting and auditing practices.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and may not be experts in the fields of accounting or auditing, or in determining auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

Review of Audited Financial Statements

In this context, the Audit Committee reviewed and discussed the Company's audited financial statements with management and with the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the Company's audited financial statements included the auditor's judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements. The Audit Committee also discussed with the auditors other matters required by Statement on Auditing Standards, ("SAS") No. 61 "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications."

The Company's auditors provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 "Independence Discussion with Audit Committee." The Audit Committee discussed with the auditors their independence from the Company, and considered the compatibility of non-audit services with the auditor's independence.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 and the review of the financial statements included in the Company's Forms 10-QSB for such fiscal year were $45,000.

Financial Information Systems Design and Implementation

There were no fees billed for the professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Semple & Cooper, LLP for the fiscal year ended June 30, 2001.

All Other Fees

Semple & Cooper, LLP billed the Company during the current fiscal year a total of $12,000 for tax preparation and tax consulting services. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

Recommendation

Based on the Audit Committee's discussion with management and the auditors, and the Audit Committee's review of the representations of management and the report of the auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001, filed with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                                 Harold S. Carpenter
                                 James T. Hecker
                                 Thomas C. LaVoy
______________________________
(1) The material in this report, including the Audit Committee charter, is not "soliciting material," is not deemed filed with the commission and is not be to incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              ELECTION OF DIRECTORS

The Articles presently provide for a Board of Directors of not more than nine members. The number of Directors of the Company has been fixed at seven by the Company's Board of Directors. The Company's Board of Directors recommends the election of the seven nominees listed below to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the seven nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to cumulatively vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Nominees

The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, and the period during which he has served as such:

                                                            Year
      Name               Age         Position           First Director
      ----               ---         --------           --------------

Harold S. Carpenter      67          Director               1995
James T. Hecker          44          Director               1997
Robert R. Kauffman       61    Director/C.O.B./C.E.O.       1998
Thomas C. LaVoy          41          Director               1998
Steven P. Oman           52          Director               1998
John A. Carlson          54    Director/E.V.P./C.F.O.       1999
Robert H. Friesen        61          Director               2000

Business Experience of Nominees

Robert R. Kauffman:          Mr.  Kauffman was appointed as Chief  Executive
Officer and Chairman of the Board effective July 1, 1998. Mr. Kauffman was formerly President and Chief Executive Officer of NASDAQ-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.). Photocomm was the nation's largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million. Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company. Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania.

Harold S. Carpenter:         Mr. Carpenter is presently the President of
Superiorgas Co., Des Moines, Iowa, which is engaged in the business of trading and brokering bulk refined petroleum products with gross sales of approximately $500 million per year. He is also the General Partner of Superiorgas L.P., an investment company affiliated with Superiorgas Co. Mr. Carpenter founded these companies in 1984 and 1980, respectively. Mr. Carpenter is also the President of Carpenter Investment Company, Des Moines, Iowa, which is a real estate investment company holding properties primarily in central Iowa. From 1970 until 1994, Mr. Carpenter was the Chairman of the George A. Rolfes Company of Boone, Iowa, which manufactured air pollution control equipment. Mr. Carpenter is currently a member of the Board of Directors of the Allied Group, Inc., a publicly owned insurance company headquartered in Des Moines, Iowa.
Mr. Carpenter graduated from the University of Iowa in 1958 with a Bachelor of Science and Commerce degree.

James T. Hecker:             Mr. Hecker is both an Attorney and a Certified
Public Accountant. Since 1987 Mr. Hecker has been Treasurer and General Counsel of Rhino Capital Incorporated, Evergreen, Colorado, a private capital management company which manages a $60 million portfolio. He also served since 1992 as a trustee of an $11 million charitable trust. From 1984 to 1987, Mr. Hecker was the Controller of Northern Pump Company, Minneapolis, Minnesota, a multi-state operating oil and gas company with more than 300 properties, with responsibility of all accounting and reporting functions. Prior to that, from 1981 to 1984, Mr. Hecker was Audit Supervisor of Total Petroleum, Inc., Denver, responsible for all phases of internal audit and development of audit and systems controls. Mr. Hecker received a J.D. degree from the University of Denver in 1992, and a B.B.A. degree in Accounting and International Finance from the University of Wisconsin in 1979. He is a member in good standing of the Colorado and the American Bar Associations, the Colorado Society of CPAs, and the American Institute of CPAs.

Steven P. Oman:              Mr. Oman was appointed to the Board in June 1998.
Since 1991 Mr. Oman has been in the private practice of law in Phoenix, Arizona. From 1986 to 1991, Mr. Oman served as Vice President and General Counsel of Programmed Land, Inc., a Scottsdale-based diversified holding company engaged in real estate, including ownership, development, marketing and management of properties, as well as non-real estate subsidiaries involved in the electronics and automotive industries. Prior to that, from 1978 to 1986, Mr. Oman was President and General Counsel of Charter Development, Inc., a real estate development firm in St. Paul, Minnesota. Mr. Oman received a J.D. degree, cum laude, in 1975 from William Mitchell College of Law, St. Paul, and a Bachelor of Mechanical Engineering degree from the University of Minnesota, Institute of Technology, Minneapolis, in 1970.

Thomas C. LaVoy:             Thomas C. LaVoy has served as Chief Financial
Officer of SuperShuttle International, Inc., since July 1997 and as Secretary since March 1998. From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc. Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983. Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant.

John A. Carlson:             Mr. Carlson,  Executive Vice President and Chief
Financial Officer of Alanco Technologies, Inc., joined the Company in September 1998 as Senior Vice President/Chief Financial Officer. Mr. Carlson started his career with Price Waterhouse & Co. in Chicago, Illinois. He has over twenty-five years of public and private financial and operational management experience, including over twelve years as Chief Financial Officer of a Fortune 1000 printing and publishing company. He earned his Bachelor of Science degree in Business Administration at the University of South Dakota, and is a Certified Public Accountant.

Robert H. Friesen:           Robert H. Friesen has served as a Strategic
Technology Advisor for the Company since January 2000. Mr. Friesen is a former IBM executive with over thirty years experience in computer storage product development, manufacturing and marketing. Prior positions held by Mr. Friesen include Vice President of Storage Development and Manufacturing, General Manager for IBM facilities in San Jose, California, and Tucson, Arizona, and Chairman and CEO of Apta Software Company. He also currently serves as an advisor to the University of Colorado Center for Entrepreneurship and the University of Arizona School of Business. He earned his Bachelor of Science degree in Electrical Engineering at the University of Colorado.

                               INDEPENDENT AUDITOR

Semple & Cooper, LLP, Phoenix, Arizona, was appointed as the Company's Independent Auditor for the fiscal years ended June 30, 2000 and 2001. The Company has appointed Semple & Cooper, LLP to audit the Company's financial statements for the fiscal year ending June 30, 2002. A representative of Semple & Cooper, LLP is expected to attend the Shareholders' Meeting and will have an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

                         REQUEST FOR COPY OF FORM 10-KSB

Shareholders may view a copy of the Form 10-KSB online via the Company's website at www.alanco.com, or may receive a copy, without charge, via e-mail request to alanco@alanco.com, by calling the company at (480) 607-1010 or by writing to the Company, to the attention of the Company's Corporate Secretary at 15900 N. 78th Street, Suite 101, Scottsdale, Arizona 85260.

         SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING;
                     DISCRETIONARY AUTHORITY; OTHER BUSINESS

         Any shareholder who intends to present a proposal at the annual meeting of shareholders for the year ending June 30, 2002 and have it included in the Company's proxy materials for that meeting must deliver the proposal to us for our consideration no later than June 29, 2002 and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

         Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals properly presented at the Meeting, except in circumstances where (i) the Company receives notice of the proposed matter a reasonable time before the Company begins to mail its proxy materials (including this proxy statement), and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

         The Board of Directors is not aware of any other business to be considered or acted upon at the Meeting other than that for which notice is provided, but in the event other business is properly presented at the Meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy (except as described in the preceding paragraph). If any matter not appropriate for action at the Meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.






                                            ADELE L. MACKINTOSH
                                            SECRETARY

Scottsdale, Arizona
October 26, 2001

    Proxy Solicited by The Board of Directors of Alanco Technologies, Inc.

The undersigned hereby appoints Robert R. Kauffman and John A. Carlson, or any one of them, with full power of substitution, as attorneys-in-fact and proxies to represent the undersigned at the Annual Meeting of Shareholders of Alanco Technologies, Inc. to be held at the offices of the Company, 15900 N. 78th Street, Suite 101, Scottsdale, Arizona, at 10:00 a.m. Mountain Standard Time, on December 14, 2001, and at any and all adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Alanco Technologies, Inc. standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth hereon.

A SHAREHOLDER MAY USE CUMULATIVE VOTING FOR THE NOMINEES OF THAT PROPOSAL BY VOTING THE NUMBER OF THE SHARES HELD TIMES THE NUMBER OF DIRECTORS BEING ELECTED ON A SINGLE OR GROUP OF CANDIDATES. SHAREHOLDERS MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE(S) BY DRAWING A LINE THROUGH THE NOMINEE?S NAME(S). FOR EXAMPLE, A SHAREHOLDER WITH 1,000 SHARES MAY CAST A TOTAL OF 7,000 VOTES (# OF SHARES X 7 DIRECTORS) FOR ALL, ONE, OR A SELECT NUMBER OF CANDIDATES.

                PROPOSAL NO. 1 ELECTION TO THE BOARD OF DIRECTORS

___ FOR Management nominees listed below equally among all the nominees OR VOTED AS FOLLOWS:

  Harold S. Carpenter  __________ Shares   James T. Hecker  __________  Shares

  Robert R. Kauffman   __________ Shares   Thomas C. LaVoy  __________  Shares

  Steven P. Oman       __________ Shares   John A. Carlson  __________  Shares

  Robert H. Friesen    __________ Shares

___ WITHHOLD AUTHORITY to vote for all nominees listed above.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. IF THE SHAREHOLDER DOES NOT INDICATE A PREFERENCE, MANAGEMENT INTENDS TO VOTE FOR ALL NOMINEES LISTED. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and the Annual Report to Shareholders previously provided.


Dated_________________________, 2001


____________________________________    _______________________________________

Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALANCO. PLEASE SIGN AND RETURN THIS PROXY TO ALANCO TECHNOLOGIES, INC., C/O COMPUTERSHARE INVESTOR SERVICES, 12039 W. ALAMEDA PARKWAY, SUITE Z-2, LAKEWOOD, CO 80228. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

In order that we may keep our stockholders informed of the most up-to-date information regarding Alanco Technologies, Inc., please provide your e-mail address and/or fax number below.

e-mail address:___________________       Fax #:____________________________

                                    EXHIBIT A
                            ALANCO TECHNOLOGIES, INC.
                             AUDIT COMMITTEE CHARTER


I.  PURPOSE

    1.1 There shall be a committee of the Board of Directors of Alanco Technologies, Inc. (the "Company"), known as the Audit Committee (the "Committee"). The primary purpose of the Committee is to assist the Company's Board of Directors (the "Board") in fulfilling its responsibility to oversee reports and other financial information provided by the Company to governmental or regulatory bodies (such as the Securities and Exchange Commission), the public, and other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

    1.2 In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. If necessary, the Committee is authorized to retain outside counsel, auditors, or other experts and professionals for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditors are ultimately accountable to the Board and the Committee.

    1.3 The Committee shall review the adequacy of this Charter on an annual basis.

II. MEMBERSHIP

    2.1 The Committee shall be comprised of not less than three members of the Board, and the Committee's composition shall meet all requirements of the Audit Committee Policy of the NASDAQ Exchange.

    2.2  Accordingly, all of the members must be directors:

         (a) who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company, and

         (b) who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee must have accounting or related financial management expertise.

     2.3 The members of the Committee should be elected by the Board of Directors at its quarterly meeting held on or near the Corporation's annual meeting or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. KEY RESPONSIBILITIES

     3.1 The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, has more time, knowledge and more detailed information regarding the Company than do the Committee members. Consequently, in discharging its oversight responsibilities, the Committee is not providing any experts or special assurance as to the Company's financial statements or any professional certificates as to the outside auditor's work.

      3.2 While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's policies.

      3.3 The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate under the circumstances.

          (a) The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

          (b) As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's Quarterly Reports on Form 10-Q to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. Such review shall occur prior to the filing of the Company's Quarterly Reports on Form 10-Q.

      3.4 The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

      3.5  The Committee shall:

          (a) request from the outside auditors annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1;

          (b) discuss with the outside auditors any such disclosed relationships and their impact on the outside auditors' independence; and

          (c) recommend that the Board take appropriate action in response to the outside auditors' report to satisfy the auditors' independence.

      3.6 The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, wherever appropriate, replace the outside auditors.